Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies
22.      Commitments and Contingencies:

The Company and its subsidiaries rent office space and office equipment under noncancellable operating leases with terms varying principally from one to thirty years.  Rental expense (net of sublease rental income) was $10,716,000 in 2011, $11,319,000 in 2010 and $11,129,000 in 2009.  Future minimum annual rentals (exclusive of month-to-month leases, real estate taxes, maintenance and certain other charges) under these leases at December 31, 2011 are as follows (in thousands):

2012	$20,719
2013	18,535
2014	15,988
2015	10,844
2016	6,807
Thereafter	32,926
105,819
Less: sublease income	(986)
$104,833

Pursuant to an agreement that was entered into before the Company sold CDS to HomeFed in 2002, the Company agreed to obtain project improvement bonds for the San Elijo Hills project.  These bonds, which are for the benefit of the City of San Marcos, California and other government agencies, are required prior to the commencement of any development at the project.  CDS is responsible for paying all third party fees related to obtaining the bonds.  Should the City or others draw on the bonds for any reason, CDS and one of its subsidiaries would be obligated to reimburse the Company for the amount drawn.  At December 31, 2011, $1,224,000 was outstanding under these bonds, substantially all of which expires in 2012 and 2013.

As more fully discussed in Note 4, the Company has agreed to reimburse Berkshire Hathaway for up to one-half of any losses incurred under a $2,500,000,000 surety policy securing outstanding commercial paper issued by an affiliate of Berkadia.  As of December 31, 2011, the aggregate amount of commercial paper outstanding was $2,000,000,000.

The Hard Rock Biloxi's casino is constructed over water on concrete pilings; however, the threat of hurricanes is a risk to the facility.  Premier's current insurance policy provides up to $242,000,000 in coverage for damage to real and personal property including business interruption coverage.  The coverage is provided by a panel of U.S., Bermuda and London based insurers and is comprised of a $50,000,000 primary layer and three excess layers.  The coverage is syndicated through several insurance carriers, each with an A.M. Best Rating of A- (Excellent) or better.  Although the insurance policy is an all risk policy, any loss resulting from a weather catastrophe occurrence, which is defined to include damage caused by a named storm, is sublimited to $100,000,000 with a deductible of $5,000,000.

Effective December 30, 2004, National Beef finalized an agreement with the City of Dodge City, Kansas, whereby in consideration of certain improvements made to the city water and wastewater systems, National Beef committed to make a series of service charge payments totaling $19,300,000 over a 20 year period.  Payments under the commitment will be $800,000 in each of the years 2012 through 2016, with the remaining balance of $6,500,000 to be paid in subsequent years.

National Beef makes verbal commitments to cattle producers to purchase cattle approximately one week in advance of delivery of those cattle to its plants. The actual value paid for these cattle is determined after the cattle are delivered, weighed and inspected at the Company's facilities. The total value of verbal commitments to purchase cattle as of December 31, 2011 was $101,399,000.

All of Linkem's outstanding shares, including the shares owned by the Company, are pledged as collateral for its bank credit line, which was fully drawn at December 31, 2011.

Subsidiaries of the Company have outstanding letters of credit aggregating $36,524,000 at December 31, 2011.